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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 18, 2003
                                                         ----------------------

                           Petroleum Helicopters, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Louisiana
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                 (State of Other Jurisdiction of Incorporation)

        0-9827                                            72-0395707
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(Commission File Number)                       (IRS Employer Identification No.)


2001 SE Evangeline Thruway, Lafayette, LA                   70508
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (800) 235-2452
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits


          Exhibit No.            Description
         ------------            ------------

         99.1 Press Release dated August 18, 2003 announcing earnings for second quarter 2003

Item 12. Results of Operations and Financial Condition.

         On August, 18, 2003, Registrant issued a press release announcing its second quarter 2003 earnings. The Press Release is filed herewith as exhibit
99.1 and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Petroleum Helicopters, Inc. (Registrant)


Date: August 18, 2003                   By: /s/  Michael J. McCann
                                            ------------------------------------
                                        Name:  Michael J. McCann
                                        Title: Chief Financial Officer



                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                  DESCRIPTION
         -------                 ------------

         99.1 Press Release dated August 18, 2003 announcing earnings for second quarter 2003